Schedule 14C Information

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TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania  19428
_____________

TIFF Multi-Asset Fund
____________

INFORMATION STATEMENT
August 17, 2009

Important Notice Regarding
Internet Availability of this Information Statement:
This Information Statement is available at https://wwws.tiff.org/TAS/prospectus_disclosure.aspx

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program, Inc. (“TIP”), to provide members with information regarding: (i) a money manager agreement between TIP and Southeastern Asset Management, Inc. (“Southeastern”), a new money manager managing assets on behalf of the Fund; (ii) a new money manager agreement between TIP and Smith Breeden Associates, Inc. (“Smith Breeden”), an existing money manager managing assets on behalf of the Fund; and (iii) an amendment to the existing money manager agreement between TIP and Wellington Management Company, LLP (“Wellington Management”).  This Information Statement explains why the board of directors of TIP (the “Board” or the “directors”) approved Southeastern as a new money manager, approved a new money manager agreement with Smith Breeden, and amended the money manager agreement with Wellington Management.

This Information Statement is being delivered on or about August 17, 2009 to members of record as of July 31, 2009.

The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to the Fund, the money manager agreements, and the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS” or the “Adviser”).

PART II contains information about TIP, TAS, Southeastern, Smith Breeden, Wellington Management, certain brokerage matters, and other miscellaneous items.

I.	MONEY MANAGER AGREEMENTS BETWEEN TIP AND SOUTHEASTERN, SMITH BREEDEN AND WELLINGTON MANAGEMENT

Multi-Asset Fund operates in large part on a “multi-manager” basis, which means that its assets are divided into multiple segments, each managed by a different money management firm as money managers to TIP, supervised by TAS.  TAS is responsible for determining the appropriate manner in which to allocate assets among money managers, including recommending new money managers or new allocations to existing money managers, to the TIP Board.  There is no pre-specified target allocation by money manager.  Each money manager manages a segment of Multi-Asset Fund pursuant to a money manager agreement.

During an in-person meeting held on June 16-17, 2009, the Board evaluated and approved new money manager agreements for Multi-Asset Fund with new money manager Southeastern, effective June 18, 2009, and with existing money manager Smith Breeden, effective July 1, 2009.  The Board also approved an amendment to the money manager agreement with Wellington Management, effective as of June 25, 2009.

In general, a mutual fund cannot enter into new advisory agreements or materially amend existing advisory agreements unless the members of that mutual fund vote to approve the agreements.  The Fund, however, has entered into each money manager agreement without member action pursuant to an exemptive order issued by the SEC (the “Exemptive Order”).  The Exemptive Order permits TAS and the TIP funds, subject to board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts.  The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements.  This Information Statement is being provided to all members of the Fund to provide information relating to the new and amended money manager agreements as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement

TAS acts as investment adviser to the Fund pursuant to an advisory agreement dated March 31, 1995, as amended (the “Advisory Agreement”).  The directors of TIP initially approved the Advisory Agreement at a meeting held on September 13, 1994, and last approved the continuance of the Advisory Agreement at a meeting held on June 16-17, 2009.  The Advisory Agreement was last approved by the members of the Fund by written action of the sole member on March 30, 1995.  The purpose of submission of the Advisory Agreement to the sole member was to seek initial approval of the Advisory Agreement prior to the Fund’s commencement of operations.  Under the Advisory Agreement, TAS manages the investment program of the Fund and performs such duties as the Board and TAS agree are appropriate to support and enhance the investment program of the Fund.  The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the Board independent money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under the Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.20% on the first $500 million of the average daily net assets of the Fund; 0.18% on the next $500 million of assets; 0.15% on the next $500 million of assets; 0.13% on the next $500 million of assets; 0.11% on the next $500 million of assets; and 0.09% on assets exceeding $2.5 billion.  For the fiscal year ended December 31, 2008, the Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,679,173.  For the fiscal year ended December 31, 2008, the Fund paid directly to the Fund’s money managers management fees of $3,083,539.

The Money Manager Agreement between TIP and Southeastern Asset Management, Inc.

Prior to June 18, 2009, Multi-Asset Fund engaged eight independent money managers and TAS to oversee Multi-Asset Fund’s investment decisions.  At a meeting held on June 16-17, 2009, the directors, including all of the directors who are not “interested persons” (the “independent directors”) of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new money manager agreement with Southeastern that provides for Southeastern to act as a new money manager for Multi-Asset Fund.

TAS recommended to the Board that Southeastern be added as a money manager of Multi-Asset Fund based on a number of factors, including but not limited to Southeastern’s disciplined approach to investing, which assesses companies from an owner’s perspective, with a focus on free cash flow and the potential for sustainable growth, and an understanding of the incentives for management teams.  In addition, TAS considered Southeastern’s record of performance versus the S&P 500 Index.  In TAS’s view, Southeastern is a sound investor, with investment philosophies and tactics that have resulted in favorable long-term performance records.

After conducting meetings with Southeastern management and investment professionals and analyzing information deemed relevant and the potential impact on the Fund, TAS recommended to the directors that Southeastern serve as a money manager of the Fund.  It was noted that TAS expected to allocate two investment mandates to Southeastern, a global equity mandate and a Japan equity mandate.  Upon the recommendation of TAS and after considering a variety of factors (as described below under “Consideration of Money Manager Agreements by the Board”), the directors voted on June 17, 2009, to approve the money manager agreement with Southeastern, effective June 18, 2009.  The terms of the money manager agreement are more fully described below under “Description of the New Money Manager Agreement.”

Consideration of Money Manager Agreement by the Board

In considering the money manager agreement with Southeastern for Multi-Asset Fund, the Board requested and considered a wide range of information from TAS and Southeastern in advance of the meeting.  The Board considered information regarding Southeastern’s personnel and services, investment strategies and philosophies, portfolio management, fees and expenses, and performance.  Information about Southeastern’s brokerage practices was also provided, including allocation methodology, best execution, commission rates, and commission recapture or soft dollar programs.  It was noted that Southeastern had no soft dollar arrangements in place.  In addition, the Board considered extensive information with respect to compliance and administration at Southeastern, including code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance program, the background of Southeastern’s chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Southeastern.  The Board also considered a memorandum from counsel for the independent directors setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of advisory agreements; Southeastern’s responses to a questionnaire prepared by counsel to the independent directors requesting information necessary for the directors’ evaluation of the money manager agreement; and information detailing the individual portfolio managers at Southeastern and Southeastern’s fee schedules.

The Board considered a number of additional factors in evaluating the money manager agreement with Southeastern on behalf of Multi-Asset Fund.  The Board considered information describing the addition of Southeastern to Multi-Asset Fund; the advisory services Southeastern will provide to Multi-Asset Fund; the potential benefits of including Southeastern as a money manager to Multi-Asset Fund; and other information deemed relevant.  The potential benefits of adding Southeastern as a money manager of Multi-Asset Fund were identified as: (i) concentrated investment philosophy and disciplined security selection process; (ii) active management style; (iii) staff expertise in global investing; (iv) culture of ownership and upstanding ethics; and (v) attractive historical long term returns.  The Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Southeastern.  The Board did not specifically consider the profitability of Southeastern expected to result from its relationship with Multi-Asset Fund because Southeastern is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Southeastern were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (i) the terms of the agreement; (ii) the reasonableness of the money manager’s fee in light of the nature and quality of the services to be provided and any additional benefits to be received by Southeastern in connection with providing services to Multi-Asset Fund; (iii) the nature, quality, and extent of the services expected to be performed by Southeastern; (iv) the overall organization and experience of Southeastern; and (v) the nature and expected effects of adding Southeastern as a money manager of Multi-Asset Fund.  The Board noted in particular that Southeastern’s performance history was mixed, outperforming the S&P 500 Index over long-term and short-term periods while underperforming over medium-term periods, and concluded that, overall, the performance history was satisfactory.  In addition, the Board noted the asset-based fee schedules for both the global equity and Japan equity mandates and the breakpoints included in the Japan equity mandate fee schedule.  Although the fee schedule for the global equity mandate did not include breakpoints, it was consistent with Southeastern’s published standard fee schedule for similarly-sized global equity accounts.

In arriving at its decision to approve the money manager agreement with Southeastern, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.  Based upon its review, the Board concluded that the money manager agreement with Southeastern was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable.

After carefully considering the information summarized above and all factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the money manager agreement with Southeastern for Multi-Asset Fund.  Prior to a vote being taken, the independent directors met separately in executive session to discuss the appropriateness of the agreement and other considerations.  In their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel.  The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of the investment advisory contracts.  The independent directors concluded that the money manager agreement with Southeastern was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fee provided in such agreement was fair and reasonable.  In the Board’s view, approving the money manager agreement with Southeastern was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement

The money manager agreement with Southeastern is included as Appendix A to this Information Statement.  The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.

The Southeastern money manager agreement, dated June 18, 2009, provides that Southeastern will manage the investment and reinvestment of certain assets of Multi-Asset Fund placed with it from time to time, subject to the supervision of the Board and TAS.  Southeastern will manage two segments of Multi-Asset Fund, the first a global equity mandate consisting of a concentrated portfolio of primarily mid- and large-cap US and foreign companies believed by the manager to be significantly undervalued; and the second being a Japan equity mandate consisting of a concentrated portfolio of primarily Japanese companies believed by the manager to be significantly undervalued.  The money manager agreement requires the money manager to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund.  In evaluating the terms available for executing particular transactions and in selecting broker-dealers, the money manager may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers.  The money manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if the money manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement and restricts the money manager from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The money manager agreement provides that Multi-Asset Fund will compensate Southeastern based upon assets.  For the global equity mandate, Southeastern will receive 1.00% per year on all assets comprising the global equity portfolio managed by Southeastern.  For the Japan equity mandate, Southeastern will receive 1.50% per year on the first $50 million of assets; 1.25% per year on the next $50 million of assets; and 1.00% per year on all remaining assets comprising the Japan equity portfolio above $100 million; provided that for purposes of determining the applicable fee rate for the Japan equity portfolio managed by Southeastern, the assets of Multi-Asset Fund’s Japan equity portfolio will be aggregated with the assets of any other Japan equity portfolio separately managed by Southeastern for any fund bearing the TIFF name.

The money manager agreement provides that the arrangement with Southeastern with respect to Multi-Asset Fund will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance is approved at least annually in conformity with the requirements of the 1940 Act.  The money manager agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund.  The money manager agreement may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Southeastern, in each case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.  The money manager agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that Southeastern shall not be liable to the Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Southeastern in providing services under the money manager agreement or from reckless disregard by Southeastern of its obligations and duties under the money manager agreement.

New Money Manager Agreement between TIP and Smith Breeden Associates, Inc.

Prior to the date of the new money manager agreement, Smith Breeden managed certain assets of the Fund pursuant to a previous money manager agreement dated as of July 1, 2005.  The directors initially approved the previous money manager agreement with Smith Breeden at a meeting held on June 13-14, 2005.  During the fiscal year ended December 31, 2008, the directors approved the continuance of the previous money manager agreement with Smith Breeden at a meeting held on June 16, 2008, and most recently the directors approved the new money manager agreement at a meeting held on June 16-17, 2009.  Because the Fund operates pursuant to the Exemptive Order, the previous money manager agreement was not required to be, and has not been, submitted to a vote of members.  Smith Breeden has managed assets for Multi-Asset Fund since 2003.

The previous money manager agreement provided for money manager fees payable to Smith Breeden based upon performance.  Its fee formula entailed a ﬂoor of 10 basis points on the ﬁrst $200 million of aggregate net assets managed by Smith Breeden on behalf of applicable TIP funds (5 basis points on the aggregate net assets over $200 million managed on behalf of applicable TIP funds), a cap of 85 basis points, and a fulcrum fee of 48 basis points.  The portfolio had to earn 205 basis points over the weighted average return of a blend of 33% Citigroup 10-year US Treasury Index and 67% 10-year US Treasury Inﬂation Protection Security in order for the manager to earn the fulcrum fee.  During the fiscal year ended December 31, 2008, the aggregate money manager fees paid to Smith Breeden were $140,569.

The new money manager agreement revises the performance benchmark for purposes of determining excess return under the performance fee formula applicable to Smith Breeden and updates certain other contractual provisions in accordance with TIP’s standard form of money manager agreement.  The new money manager agreement does not alter the fee formula applicable to Smith Breeden, other than the performance benchmark.

Consideration of New Money Manager Agreement by the Board

At a meeting held on June 16-17, 2009, in connection with the Board’s annual review of TIP’s advisory arrangements and fees (the “Annual Review”), the directors, including all of the independent directors, approved the new money manager agreement with Smith Breeden for Multi-Asset Fund.  In connection with the Annual Review, the Board requested and considered a wide range of information from TAS and Smith Breeden.  The materials provided in advance of the meeting included information regarding personnel and services, investment strategies, certain portfolio holdings, portfolio management, fees and expenses, and performance.  Information about brokerage practices was also supplied, including allocation methodology, best execution, commission rates, and commission recapture or soft dollar programs.  It was noted that Smith Breeden does not participate in such programs.  Extensive information with respect to compliance and administration at Smith Breeden was supplied, such as information on the compliance program, including the code of ethics and business continuity procedures, as well as information concerning any material violations of such program, the background of Smith Breeden's chief compliance officer, and disclosure about regulatory examinations or other inquiries, and litigation proceedings affecting Smith Breeden.  The Board also considered a memorandum from counsel for the independent directors setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of advisory agreements; Smith Breeden's responses to a questionnaire prepared by counsel to the independent directors requesting information necessary for the directors' evaluation of the money manager agreement; a Lipper, Inc. (“Lipper”) report comparing the performance of the fund to the performance of its applicable benchmark(s) and peer groups, and comparing the fund’s advisory fees and expenses to those of its peer groups; information detailing individual portfolio managers of Smith Breeden; the fee schedule with Smith Breeden, including the proposed new performance benchmark; and the other proposed revisions to the money manager agreement as compared to the previous money manager agreement.  The Board noted that the proposed change to the performance benchmark had been recommended by TAS and coincided with changes to Multi-Asset Fund's Constructed Benchmark scheduled to go into effect on July 1, 2009, increasing the Constructed Benchmark's normal weight to Treasury inflation protection bonds.

In evaluating the new money manager agreement with Smith Breeden at the June 16-17, 2009 meeting, the Board considered a number of factors.  It noted the information received at regular meetings throughout the year related to the services rendered by Smith Breeden, as well as the Fund’s performance, expense and compliance information.  It also noted information received between regular meetings as the need arises.  The Board's evaluation of the services provided by Smith Breeden took into account the Board's knowledge and familiarity gained as Board members regarding the scope and quality of Smith Breeden's investment management capabilities.  The Board also considered Smith Breeden’s skills and experience in managing its portfolio given the particular universe of asset types available to Smith Breeden, its trading acumen, and performance tendencies in various market cycles.  The Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided, and expected to be provided, by Smith Breeden.  The Board did not specifically consider the profitability of Smith Breeden resulting from its relationship with Multi-Asset Fund because Smith Breeden is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Smith Breeden were negotiated on an arm's-length basis in a competitive market place.

The Board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (i) the terms of the new money manager agreement; (ii) the reasonableness of the money manager’s fees in light of the nature and quality of the money manager services provided by Smith Breeden and any additional benefits received by Smith Breeden in connection with providing services to Multi-Asset Fund; (iii) the nature, quality, and extent of the services performed by Smith Breeden; (iv) the contribution of Smith Breeden towards the overall performance of Multi-Asset Fund; (v) the overall organization and experience of Smith Breeden; and (vi) the nature and expected effects of the new performance benchmark on Smith Breeden’s portfolio.  In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.  The Board noted in particular Multi-Asset Fund's performance against its benchmarks (the Multi-Asset Fund Constructed Benchmark, based on the normal allocation to each asset class, and CPI plus 5% per annum), and two peer groups classified by Lipper.  The Board considered TAS's implementation of the Fund's investment strategy across multiple asset classes and money managers, including Smith Breeden.  The Board also reviewed the fees and expenses of Multi-Asset Fund against selected funds within two peer groups provided by Lipper.  The Board noted that Smith Breeden received performance-based fees, which the Board felt appropriately aligned Smith Breeden's interests with those of members.  The Board concluded that the Fund's performance was acceptable and that the Fund's advisory fees and total expenses were reasonable in light of the quality and nature of services provided.  Based upon its review, the Board further concluded that the new money manager agreement with Smith Breeden was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable.

After carefully considering the information summarized above and all factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the new money manager agreement with Smith Breeden for Multi-Asset Fund.  The previous money manager agreement with Smith Breeden terminated in accordance with its terms on June 30, 2009.  Prior to a vote being taken to approve the new money manager agreement, the independent directors met separately in executive session to discuss the appropriateness of the agreement and other considerations.  In their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel.  The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts.  The independent directors concluded that the new money manager agreement with Smith Breeden was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable.

Description of the New Money Manager Agreement

A copy of the new money manager agreement with Smith Breeden is set forth as Appendix B to this Information Statement.  The following description of the new money manager agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix B.

Both the new money manager agreement, which took effect as of July 1, 2009, and the previous money manager agreement require Smith Breeden to manage the investment and reinvestment of designated assets of the Fund, subject to the supervision of TAS.  The new money manager agreement requires the money manager to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund.  In evaluating the terms available for executing particular transactions and in selecting broker-dealers, the money manager may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers.  The money manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if the money manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  In addition, the new money manager agreement adds provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement and restricts the money manager from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The new money manager agreement, like the previous money manager agreement, provides that the Fund shall compensate Smith Breeden based upon performance.  Its fee formula entails a floor of 10 basis points on the first $200 million of aggregate net assets managed on behalf of applicable TIP funds (5 basis points on the aggregate net assets over $200 million managed on behalf of applicable TIP funds), a cap of 85 basis points, and a fulcrum fee of 48 basis points.  The portion of the Fund managed by Smith Breeden (the “Smith Breeden portfolio”) must earn 205 basis points over the total return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee.  Under the new money manager agreement, effective July 1, 2009, the benchmark for purposes of determining excess return is the total return of the Barclays Capital US Government Inflation Linked Bonds Index (“TIPs Index”).  Under the previous money manager agreement and for periods prior to July 1, 2009, the benchmark was the weighted average return of a blend comprised of 33% Citigroup 10-year US Treasury Index and 67% 10-year US Treasury Inflation Protection Security (“Prior Benchmark”).  For a transitional period of 12 months commencing on July 1, 2009, excess return will be calculated by comparing actual gross total return of the Smith Breeden portfolio against the total return of the TIPs Index for each month in the rolling 12-month period commencing on or after July 1, 2009 and against that of the Prior Benchmark for each month in the rolling 12-month period ending on or before June 30, 2009.  For all rolling 12-month measurement periods commencing on or after July 1, 2010, the benchmark for determining excess return will be the TIPs Index.

The new money manager agreement, like the previous money manager agreement, provides that it: (i) will continue in effect for a period of one year, and thereafter from year to year if its continuance is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or (b) by Smith Breeden, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination; and (iv) will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

The new money manager agreement, like the previous money manager agreement, provides that Smith Breeden shall not be liable to the Fund, TIP, or TAS for any error of judgment, but Smith Breeden shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Smith Breeden in providing services under the money manager agreement or from reckless disregard by Smith Breeden of its obligations and duties under the money manager agreement.

Continuance of and Amendment to Money Manager Agreement between TIP and Wellington Management Company, LLP

Prior to the date of the most recent amendment (“Amendment No. 3”) to the existing money manager agreement, Wellington Management managed certain assets of the Fund pursuant to the existing money manager agreement dated December 30, 1994, as amended from time to time thereafter.  The directors initially approved the existing money manager agreement for Wellington Management at a meeting held on September 13, 1994.  During the fiscal year ended December 31, 2008, the Board approved the continuance of the existing money manager agreement with Wellington Management, as amended, at a meeting held on June 16, 2008.  The existing money manager agreement with Wellington Management was last approved by the members of the Fund by written action of the sole member on March 30, 1995.  The purpose of the submission was to seek initial approval of the money manager agreement prior to the Fund’s commencement of operations.

The existing money manager agreement provides for money manager fees payable to Wellington Management based upon assets for services provided in connection with a global natural resource-related portfolio.  Under that arrangement, Wellington Management receives 0.45% per year on the first $50 million of assets comprising the global natural resource-related portfolio of Multi-Asset Fund that it manages, 0.40% per year on the next $50 million of that portfolio, and 0.35% per year on all remaining assets in that portfolio above $100 million. During the fiscal year ended December 31, 2008, the aggregate money manager fees paid to Wellington Management were $680,430 with respect to the global natural resource-related stock portfolio.

Consideration of Amendment to Money Manager Agreement

At a meeting held on June 16-17, 2009, in connection with the Annual Review, the directors, including all of the independent directors, approved continuance of the existing money manager agreement with Wellington Management.  In addition, TAS recommended, and the Board approved, Amendment No. 3 to the money manager agreement in connection with a planned allocation to Wellington Management of additional Multi-Asset Fund assets to be managed in accordance with a high yield bond mandate.  An amendment to the money manager agreement was necessary prior to funding the new high yield bond mandate to add a fee schedule to the agreement with respect to such assets.  The amendment also updates certain other contractual provisions in accordance with TIP’s standard form of money manager agreement.

In considering the continuance of the money manager agreement and the amendment, the Board requested and considered a wide range of information from TAS and Wellington Management.  The materials provided in advance of the meeting included information regarding personnel and services, investment strategies, certain portfolio holdings, portfolio management, fees and expenses, and performance.  Information about brokerage practices was also supplied, including allocation methodology, best execution, commission rates, and commission recapture or soft dollar programs.  The Board noted the information that Wellington Management provided about its soft dollar arrangements, all of which met the requirements of Section 28(e) under the Securities Exchange Act of 1934.  Extensive information with respect to compliance and administration at Wellington Management was supplied, such as information on the compliance program, including the code of ethics and business continuity procedures, as well as information concerning any material violations of such program, the background of Wellington Management's chief compliance officer, and disclosure about regulatory examinations or other inquiries, and litigation proceedings affecting Wellington Management.  The Board also considered a memorandum from counsel for the independent directors setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of advisory agreements; Wellington Management's responses to a questionnaire prepared by counsel to the independent directors requesting information necessary for the directors' evaluation of the money manager agreement; a Lipper report comparing the performance of the fund to the performance of its applicable benchmark(s) and peer groups, and comparing the fund’s advisory fees and expenses to those of its peer groups; information detailing individual portfolio managers of Wellington Management; the fee schedules with Wellington Management, under both the existing money manager agreement and Amendment No. 3; and the other provisions of Amendment No. 3.  The Board noted that the expected allocation of a high yield bond mandate to Wellington Management coincided with changes to Multi-Asset Fund’s Constructed Benchmark scheduled to go into effect on July 1, 2009, increasing the Constructed Benchmark’s normal weight to high yield bonds.

In evaluating continuance of the money manager agreement and Amendment No. 3 to the money manager agreement with Wellington Management at the June 16-17, 2009 meeting, the Board considered a number of factors.  The Board noted that TAS had recommended continuance of the existing money manager agreement and the approval of Amendment No. 3, having concluded it would be in the best interest of the Fund to do so.  It noted the information received at regular meetings throughout the year related to the services rendered by Wellington Management, as well as the Fund's performance, expense and compliance information.  It also noted information received between regular meetings as the need arises.  The Board's evaluation of the services provided by Wellington Management took into account the Board's knowledge and familiarity gained as Board members regarding the scope and quality of Wellington Management’s investment management capabilities.  The Board also considered Wellington Management’s skills and experience in managing its existing natural resources portfolio given the particular universe of asset types available to Wellington Management, its trading acumen, and performance tendencies in various market cycles.  The Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided, and expected to be provided with respect to the high yield bond mandate, by Wellington Management.  The Board did not specifically consider the profitability of Wellington Management resulting from its relationship with Multi-Asset Fund because Wellington Management is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Wellington Management were negotiated on an arm’s-length basis in a competitive market place.  In considering Amendment No. 3, the Board also considered information regarding Wellington Management’s (i) approach to high yield bond investing; (ii) staff expertise in high yield bond investing; and (iii) benchmark performance and core high yield composite investment returns.

The Board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (i) the terms of the agreement, including Amendment No. 3; (ii) the reasonableness of the money manager’s fees in light of the nature and quality of the money manager services provided, and to be provided, by Wellington Management and any additional benefits received, or to be received, by Wellington Management in connection with providing services to Multi-Asset Fund; (iii) the nature, quality, and extent of the services performed and to be performed by Wellington Management; (iv) the overall organization and experience of Wellington Management; and (v) the nature and expected effects on Multi-Asset Fund of adding the high yield bond mandate.  In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.  The Board noted in particular Multi-Asset Fund’s performance against its benchmarks (the Multi-Asset Fund Constructed Benchmark, based on the normal allocation to each asset class, and CPI plus 5% per annum), and two peer groups classified by Lipper.  It also noted that Wellington Management’s core high yield bond composite performance history was favorable versus a custom benchmark.  The Board considered TAS's implementation of the Fund's investment strategy across multiple asset classes and money managers, including Wellington Management.  The Board also reviewed the fees and expenses of Multi-Asset Fund against selected funds within two peer groups provided by Lipper.  The Board noted that the asset-based fee schedules under both the existing money manager agreement and Amendment No. 3 included breakpoints.  The Board concluded that the Fund's performance was acceptable and that the Fund's advisory fees and total expenses were reasonable in light of the quality and nature of services provided.  Based upon its review, the Board further concluded that the existing money manager agreement with Wellington Management and Amendment No. 3 were reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreements were fair and reasonable.

After carefully considering the information summarized above and other factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the continuance of the Wellington Management money manager agreement and Amendment No. 3 thereto for Multi-Asset Fund.  Prior to a vote being taken to approve the continuance of and amendment to the money manager arrangement for Multi-Asset Fund, the independent directors met separately in executive session to discuss the appropriateness of the amendment and other considerations.  In their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel.  The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts.  The independent directors concluded that the continuance of, and amendment to, the Wellington Management money manager agreement were reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended fee schedule were fair and reasonable.

Description of the Amendment to the Money Manager Agreement

Amendment No. 3 to the money manager agreement with Wellington Management is included as Appendix C to this Information Statement.  The following description of the amendment is qualified in its entirety by reference to the full text of amendment as set forth in Appendix C.

The existing money manager agreement, together with Amendment No. 3, which took effect as of June 25, 2009, requires Wellington Management to manage the investment and reinvestment of designated assets of the Fund, subject to the supervision of TAS.  Amendment No. 3 requires the money manager to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund.  In evaluating the terms available for executing particular transactions and in selecting broker-dealers, the money manager may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers.  The money manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if the money manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  In addition, Amendment No. 3 adds provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement and restricts the money manager from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

Amendment No. 3, like the existing money manager agreement, provides that Multi-Asset Fund will compensate Wellington Management based on assets.  The fee arrangement in place under the existing money manager agreement with respect to assets of the Fund managed by Wellington Management in the global natural resource-related mandate did not change.  With respect to the high yield bond mandate, Wellington Management will receive 0.45% per year on the first $50 million of assets comprising the high yield bond portfolio of Multi-Asset Fund that it manages, 0.40% per year on the next $50 million of that portfolio, and 0.35% per year on all remaining assets in that portfolio above $100 million.  The fee rate is applied separately to the high yield bond portfolio and the natural resource-related stock portfolio managed by Wellington Management on behalf of Multi-Asset Fund.

The existing money manager agreement provides, which provisions were not amended by Amendment No. 3, that it: (i) will continue in effect from year to year if its continuance is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or (b) by Wellington Management, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination; and (iv) will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

The existing money manager agreement provides, which provisions were not amended by Amendment No. 3, that Wellington Management shall not be liable to the Fund, TIP, or TAS for any error of judgment, but Wellington Management shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Wellington Management in providing services under the money manager agreement or from reckless disregard by Wellington Management of its obligations and duties under the money manager agreement.

Additional Fee Information

The following table summarizes the actual expenses of Multi-Asset Fund during 2008 and also shows an estimate of what the 2008 expenses would have been had Southeastern and Wellington Management served as money managers for Multi-Asset Fund during that year under the new arrangements described herein.  The table assumes that Southeastern became a money manager on January 1, 2008 and that Wellington Management managed a high yield bond portfolio for Multi-Asset Fund throughout 2008 and that the assets managed by each were re-allocated from assets managed by TAS.  The pro forma expenses do not reflect the change to the performance benchmark for Smith Breeden because it is not known how Smith Breeden’s portfolio would have been structured and its performance affected had the new performance benchmark been in effect.

Multi-Asset Fund	2008 Actual Expenses	Pro Forma Expenses for 2008
Shareholder Fees (paid directly from the shareholder’s investment)

Sales Loads	None	None

Transaction Charges Paid to Fund [a]
Entry Fees on Purchases	0.50%	0.50%
Exit Fees on Redemptions	0.50%	0.50%

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fees [b]	0.29%	0.36%
TAS	0.16%	0.16%
Money Managers	0.13%	0.20%

Other Expenses [c]	0.24%	0.24%

Acquired Fund Fees and Expenses [d]	0.65%	0.65%

Total	1.18% [e]	1.25% [e]

[a]
Entry and Exit Fees. While the Fund is no-load (i.e., does not charge sales commissions), Multi-Asset Fund assesses entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount.

[b]
Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of the Fund. Many of the money managers have performance-based fee schedules and therefore these fees will vary over time depending in part on the performance of the Fund assets managed by those money managers. These fees are deducted from Fund assets and are expressed as a percentage of average net assets.

[c]
Other Expenses. This category includes administration fees, custody fees, interest expense, legal and audit fees, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense and dividends paid on securities sold short, other expenses incurred by Multi-Asset Fund were 0.15%.

[d]
Acquired Fund Fees and Expenses. This category represents the approximate fees and expenses indirectly incurred by the Fund as a result of the Fund’s investment in the securities of commingled investment vehicles (“CIVs”), including other investment companies. The total expenses attributable to the CIVs, which are reﬂected as a reduction in the CIVs’ gross returns, may differ signiﬁcantly from period to period due to the variability of incentive fees. Excluding interest expense and dividends paid on securities sold short by the CIVs, Acquired Fund Fees and Expenses indirectly incurred by Multi-Asset Fund were 0.28%.

[e]
Total. Total annual Fund operating expenses may not correspond to the ratios of expenses to average net assets shown in the Financial Highlights section of Multi-Asset Fund’s prospectus, which reﬂect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help members compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds.  In calculating the example, the actual expenses of Multi-Asset Fund during 2008 are used, as is an estimate of what 2008 expenses would have been had the newly allocated assets been managed by Southeastern and Wellington Management during 2008 for Multi-Asset Fund, as shown in the expense table above.  The pro forma example does not reflect the change to Smith Breeden’s benchmark for the reasons stated above.  The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated.  The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested.  Entry fees are reﬂected in both scenarios and exit fees are reﬂected in the rows labeled ‘‘With redemption at end of period.’’  Actual costs may be higher or lower.

Expenses per $10,000 Investment

Multi-Asset Fund	2008 Actual	Pro Forma for 2008
One Year
With redemption at end of period	$221	$228
No redemption at end of period	$170	$177

Three Years
With redemption at end of period	$479	$500
No redemption at end of period	$423	$445

Five Years
With redemption at end of period	$756	$793
No redemption at end of period	$696	$733

Ten Years
With redemption at end of period	$1,547	$1,626
No redemption at end of period	$1,475	$1,554

II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objective and policies.  TIP was incorporated under Maryland law on December 23, 1993, and consists of four mutual funds at present: TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund.  The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TAS is the investment adviser to the TIP mutual fund family (the “funds”).  TAS’s principal offices are at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve the funds’ investment and performance objectives in large part by identifying and recommending to the Board independent money managers for each of the funds, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and funds’ performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of the funds’ assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  A money management firm may serve as a money manager to more than one of the funds.  For all funds, TAS may invest a substantial portion of the funds’ assets in futures contracts, derivative investments, duration investments, and other securities and financial instruments in accordance with each fund’s objective, policies, and restrictions.

Information about Southeastern

Southeastern is located at 6410 Poplar Avenue, Suite 900, Memphis, TN 38119.  As of June 30, 2009, Southeastern had responsibility for approximately $27.3 billion in assets under management.  O. Mason Hawkins, CFA (Chairman and Chief Executive Officer), and G. Staley Cates, CFA (President), head the investment team responsible for making investment decisions for the global equity and Japan equity portfolios managed for Multi-Asset Fund.  Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975.  Mr. Cates began his investment career in 1986 when he joined Southeastern.  Southeastern has managed assets for the Fund since 2009.

Southeastern is controlled by O. Mason Hawkins, who owns in excess of 50% of the company and G. Staley Cates, who owns approximately 30% of the company.  Certain other employees own the remainder of the company’s shares, none of whom holds ten percent or more of the outstanding voting securities of the company.  The following persons are the principal executive officer and directors of Southeastern:

•	O. Mason Hawkins, Director, Chairman and Chief Executive Officer
•	G. Staley Cates, Director and President
•	Richard W. Hussey, Director and Chief Operating Officer

Each of the control persons, principal executive officer, directors, and shareholders named above is located at 6410 Poplar Avenue, Suite 900, Memphis, TN 38119.

Southeastern is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Information about Smith Breeden

Smith Breeden is located at 280 South Magnum Street, Suite 301, Durham, NC 27701.  As of June 30, 2009, Smith Breeden had responsibility for approximately $12.5 billion in assets under management.  Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the Fund since 2003.  Daniel Dektar (Chief Investment Officer) has been employed by Smith Breeden since 1986 and has managed assets for the Fund since 2009.

Each of Michael J. Giarla and Timothy D. Rowe owns of record or beneficially ten percent or more of the outstanding voting securities of Smith Breeden.  The following persons are the principal executive officer and directors of Smith Breeden:

•	Michael J. Brennan, Director (former Professor)
•	Eugene Flood, Director, President and Chief Executive Officer
•	Michael J. Giarla, Director and Chairman
•	Lewis T. Jester, Director (Regional Manager, ChevronTexaco Corporation)
•	Timothy D. Rowe, Director and Principal
•	John B. Sprow, Director, Principal and Chief Risk Officer

Each of the control persons, shareholders, principal executive officer and directors named above is located at 280 South Magnum Street, Suite 301, Durham, NC 27701.

Smith Breeden is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Information about Wellington Management

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109.  As of June 30, 2009, Wellington Management had investment management authority with respect to approximately $448 billion in assets.  James A. Bevilacqua (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1994 and has been a portfolio manager of the Fund since 2003.  Karl E. Bandtel (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1990 and has been involved in portfolio management and securities analysis for the Fund since 1996.  Christopher A. Jones, CFA (Vice President and Fixed Income Portfolio Manager), has been an investment professional with Wellington Management since 1994 and has been a portfolio manager for the Fund since 2009.  Nathan S. Levy (Vice President and Fixed Income Portfolio Manager) has been an investment professional with Wellington Management since 2003 and has been a portfolio manager for the Fund since 2009.

The following chart lists the principal executive officers and executive committee members of Wellington Management and their principal occupations.  The address for each is 75 State Street, Boston, MA 02109.

•	Karl E. Bandtel, Senior Vice President, Partner and Executive Committee Member
•	Edward P. Bousa, Senior Vice President, Partner and Executive Committee Member
•	Cynthia M. Clarke, Senior Vice President, Partner and Chief Legal Officer
•	Lucius T. Hill, III, Senior Vice President, Partner and Executive Committee Member
•	Jean M. Hynes, Senior Vice President, Partner and Executive Committee Member
•	Selwyn J. Notelovitz, Senior Vice President, Partner and Chief Compliance Officer
•	Saul J. Pannell, Senior Vice President, Partner and Executive Committee Member

•	Phillip H. Perelmuter, Senior Vice President, Managing Partner and Executive Committee Member
•	Edward J. Steinborn, Senior Vice President, Partner and Chief Financial Officer
•	Brendan J. Swords, Senior Vice President, Managing Partner and Executive Committee Member
•	Perry M. Traquina, President, Chief Executive Officer, Managing Partner and Executive Committee Member
•	James W. Valone, Senior Vice President, Partner and Executive Committee Member

Wellington Management is not an investment adviser to any other registered investment companies with substantially similar investment objectives and strategies as Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Securities Exchange Act of 1934, provided to TIP’s funds, to TAS, or to the money manager.  TAS and the money managers may cause TIP’s funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction.  TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided.  Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Directors and Officers of the Fund

To the knowledge of the Fund, no directors or officers of TIP, nor their immediate family members, have any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreements with Southeastern, Smith Breeden or Wellington Management.  No director or officer, nor their immediate family members, owned (beneficially or of record), purchased or sold securities of or interests in Southeastern, Smith Breeden, Wellington Management or of any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Southeastern, Smith Breeden or Wellington Management, since January 1, 2008.  No director or officer of the Fund is an officer, employee, director, general partner or shareholder of Southeastern, Smith Breeden or Wellington Management.

Information Regarding the Service Providers to the Funds

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent.  State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of July 31, 2009, the Fund had the following number of shares outstanding:

Title of Class	Number of Shares Outstanding and Entitled to Vote*
Multi-Asset Fund	191,253,696.392 shares
* Each dollar of net asset value is entitled to one vote.

As of July 31, 2009, there were no members that owned of record or beneficially 5% or more of the shares of common stock of the Fund.

The TIP funds are designed primarily for foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.  Accordingly, as of July 31, 2009, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of the Fund.

Annual and Semi-Annual Reports

The Fund’s annual report for the fiscal year ended December 31, 2008, and semi-annual report for the period ended June 30, 2008, were previously distributed to members.  The semi-annual report for the period ended June 30, 2009 is expected to be distributed to members on or after August 29, 2009.  The Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2008, or semi-annual period ended June 30, 2008, or, when available, the next succeeding semi-annual report, to any member requesting such reports.  An additional copy of the annual and semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
1-800-984-0084
www.tiff.org

Electronic mail inquiries:
Services offered by TIFF: info@tiff.org
Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Money Manager Agreement

This Agreement is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund and such other of its Funds as TIP and the Manager (as defined below) may agree upon from time to time (the “Fund”), and Southeastern Asset Management, Inc. (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of June 18, 2009 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

The Fund wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1. Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time.  Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.”  The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2. Appointment and Powers of Manager; Investment Approach

(a) Appointment.  TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement.  The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers.  Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a).  The Fund grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)
enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

(c) Power of Attorney.  To enable the Manager to exercise fully discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do.  The Manager hereby accepts this appointment.

(d) Voting.  The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor.  Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting.  The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3. Requirements; Duties

(a) Requirements.  In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)
the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)
TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”) insofar as specifically stipulated in this Agreement or otherwise in writing to the Manager;

(iii)	the Manager’s Investment Guidelines (appended to this Agreement as Exhibit A), which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others.  TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers.  To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements:  (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements.  If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties.  In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund.  The Manager will not deal with the Managed Assets in its own interest or for its own account.

4. Recordkeeping and Reporting

(a) Records.  The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act.  All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice.  Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request.  Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request.  The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian.  The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports.  The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5. Purchase and Sale of Securities

(a) Selection of Brokers.  The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement.  Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.  In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders.  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of Fund as well as other advisory funds of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to Fund and its other funds.

6. Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the following month in connection with this Agreement.  The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund’s Registration Statement, pursuant to this Agreement.

(b) Expenses.  The Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions.  The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets.  The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund.  In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7. Non-Exclusivity of Services

 The Manager is free to act for its own account and to provide investment management services to others.  The Fund acknowledges that the Manager and its officers and employees, and the Manager's other funds, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund.  Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another fund.  Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so.  The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund.

8. Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

9. Representations

(a) The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

(c) TIP hereby confirms to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

10. Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11. Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

12. Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn:  General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
Fax:610-684-8080

Manager:	Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
Fax:901-818-5160

Each party may change its address by giving notice as herein required.

13. Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date.  Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14. Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15. Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.  Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16. Confidential Information

Any information or recommendations supplied by any party to this Money Manager Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the money manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program, Inc.,	Southeastern Asset Management, Inc.
on behalf of the Fund

/s/ Tina M. Leiter	/s/ Joseph L. Ott
Signature	Signature

Tina M. Leiter, Secretary	Joseph L. Ott, Treasurer
Print Name/Title	Print Name/Title

Schedule I to Money Manager Agreement
 between
TIFF Investment Program, Inc. and
Southeastern Asset Management, Inc.
Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager to TIFF Multi-Asset Fund pursuant to this Agreement, the Fund will pay to the Manager a fee according to the following formula:

With respect to that portion of the Managed Assets comprising the global equity portfolio:

1% per annum on all assets in the global equity portfolio.

With respect to that portion of the Managed Assets comprising the Japan-only equity portfolio:

1.50% per annum on the first $50 million in the Japan-only equity portfolio;

1.25% per annum on the next $50 million in the Japan-only equity portfolio;

1.00% per annum on the remaining assets in the Japan-only portfolio.

For purposes of determining the applicable fee rate for the Managed Assets comprising the Japan-only equity portfolio, the Managed Assets in the Japan-only equity portfolio and the assets in any other Japan-only equity account separately managed by the Manager for any other fund bearing the TIFF name shall be aggregated.

Appendix B

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund and such other of its Funds as TIP and the Manager (as defined below) may agree upon from time to time (the “Fund”) and Smith Breeden Associates, Inc. (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the  “Advisers Act”), and is effective as of July 1, 2009 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

The Fund wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1. Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time.  Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.”  The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2. Appointment and Powers of Manager; Investment Approach

(a) Appointment.  TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement.  The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers.  Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a).  The Fund grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)
enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

(c) Power of Attorney.  To enable the Manager to exercise fully discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do.  The Manager hereby accepts this appointment.

(d) Voting.  The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor.  Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting.  The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3. Requirements; Duties

(a) Requirements.  In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)
the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)
TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines (appended to this Agreement as Exhibit A), which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others.  TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers.  To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements:  (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements.  If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties.  In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund.  The Manager will not deal with the Managed Assets in its own interest or for its own account.

4. Recordkeeping and Reporting

(a) Records.  The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act.  All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice.  Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request.  Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request.  The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian.  The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports.  The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5. Purchase and Sale of Securities

(a) Selection of Brokers.  The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement.  Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.  In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders.  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of Fund as well as other advisory funds of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to Fund and its other funds.

6. Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager each month on or before the last business day of the month that follows the end of each rolling 12-month measurement period described in Schedule I.  The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets for the applicable rolling 12-month measurement period, computed as described in the Fund’s Registration Statement, and the result divided by 12 to determine the fee payable for each month.

(b) Expenses.  The Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions.  The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets.  The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund.  In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7. Non-Exclusivity of Services

 The Manager is free to act for its own account and to provide investment management services to others.  The Fund acknowledges that the Manager and its officers and employees, and the Manager's other funds, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund.  Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another fund.  Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so.  The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund.

8. Liability

The Manager shall not be liable to Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

9. Representations

(a) The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

(c) TIP hereby confirms to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in full compliance with all applicable state and federal securities laws and regulations.

10. Term

This Agreement shall continue in effect for a period of one (1) year from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11. Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

12. Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn:  General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA   19428
Fax:610-684-8080

Manager:	Smith Breeden Associates, Inc.
280 South Mangum Street, Suite 301
Durham, NC   27701
Attention:  Stephen A. Eason
Fax:  919-933-3356

Each party may change its address by giving notice as herein required.

13. Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date.  Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14. Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15. Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.  Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16. Confidential Information

Any information or recommendations supplied by any party to this Money Manager Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the money manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program, Inc.	Smith Breeden Associates, Inc.
on behalf of the Fund

/s/ Tina M. Leiter	/s/ William E. Schwartz
Signature	Signature

Tina M. Leiter, Secretary	William E. Schwartz, Principal
Print Name/Title	Print Name/Title

Schedule I to Money Manager Agreement between
Smith Breeden Associates, Inc. and
TIFF Investment Program, Inc.

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to this Money Manager Agreement, the Fund will pay to the Manager a fee according to the following formula:

First $200 million of assets*:	10 + [.200 x (Excess Return -15 basis points)]
Assets* over $200 million:	5 + [.200 x (Excess Return - 15 basis points)]

Floor:	10 basis points (5 basis points on assets* over $200 million)
Cap:	85 basis points
Fulcrum:	48 basis points at 205 basis points Excess Return (assets* less than $200 million)

* Aggregate average daily net assets in Manager’s account for Multi-Asset Fund any other Fund.

For purposes of this fee calculation, Excess Return is the amount by which the actual gross total return of the Multi-Asset Fund Managed Assets exceeds the Benchmark total return, measured over rolling 12-month periods.  Commencing as of the Effective Date, the Benchmark shall be the Barclays Capital US Government Inflation Linked Bonds Index Total Return (the “TIPS Benchmark”) and, for all periods prior to the Effective Date, the Benchmark is a blend comprised of 33% Citigroup 10-year Treasury Index and 67% 10-year US Treasury Inflation Protected Security (the “Prior Benchmark”).

A transitional period shall commence on the Effective Date and shall end on the last day of the calendar month that is 12 full months after the Effective Date (the “Transitional Period”).  During the Transitional Period, the Excess Return shall be calculated by comparing the actual gross total return of the Multi-Asset Fund Managed Assets against that of the TIPS Benchmark for each month in the rolling 12-month measurement period beginning on or after the Effective Date and against that of the Prior Benchmark for each month in the rolling 12-month measurement period prior to the Effective Date.  Following the end of the Transitional Period, the TIPS benchmark shall be the Benchmark used for all rolling 12-month measurement periods.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Money Manager Agreement.

Appendix C

AMENDMENT AGREEMENT NO. 3

This Amendment Agreement No. 3 (“Amendment Agreement”) is made as of this 25th day of June, 2009, by and between TIFF Investment Program, Inc., a Maryland corporation (“TIP”), for the account of its TIFF Multi-Asset Fund (the “Fund”), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the “Manager”).

WHEREAS, TIP and the Manager entered into a money manager agreement  dated as of December 30, 1994, as amended September 14, 1999 and July 15, 2003 (the “Money Manager Agreement”); and

WHEREAS, TIP and the Manager desire to amend the Money Manager Agreement as set forth below.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.	General. All references in the Money Manager Agreement to Foundation Advisers, Inc. or FAI shall be changed to TIFF Advisory Services, Inc. or TAS, respectively.

2.	Managed Assets. Section 1 of the Money Manager Agreement is hereby amended by adding the following language at the end of that section:

“In addition, the Manager may elect from time to time to make use of other available fund assets in addition to the Managed Assets (the principal amount of such other fund assets, irrespective of any gains or losses on such assets, shall be referred to as “Additional Assets”) for investment purposes, for collateral purposes, or for such other purposes as shall be agreed from time to time by the Manager and the Fund or TAS.  If so determined by the Fund or TAS, the Additional Assets shall bear interest at a rate to be agreed by TAS and the Manager from time to time.  In addition, if so determined by the Fund or TAS, any accrued interest on such Additional Assets that remains unpaid after the close of a month-end, shall bear interest at a rate to be agreed by TAS and the Manager from time to time.  The Additional Assets shall be returned, and any accrued interest shall be paid, to the Fund promptly upon request or otherwise in accordance with the terms or procedures set by the Fund or TAS.   The Additional Assets, and all gains or losses on the Additional Assets, shall be deemed to be Managed Assets for all purposes under this Agreement; provided, however, that for purposes of calculating the Management Fee payable to the Manager pursuant to Section 6 of this Agreement and Schedule I, the Additional Assets shall be excluded from Managed Assets.”   The Fund and TAS agree that they are solely responsible for ensuring that the arrangement described in this subsection complies with Section 18(f) of the Investment Company Act of 1940 (the “1940 Act”) as interpreted by the U.S. Securities and Exchange Commission or its staff.  Manager shall not be held liable for any damage or loss resulting from any finding that this arrangement violates any provision of the 1940 Act.

3.	Selection of Brokers. Section 5(a) of the Money Manager Agreement, Selection of Brokers, is hereby amended by adding the following language at the end of that section:

“In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.”

4.	Management Fees; Expenses. Section 6(a) of the Money Manager Agreement is hereby deleted and replaced in its entirety with the following:

“(a)           Management Fees.  Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the following month in connection with this Agreement.  The applicable fee rate will be applied to the average daily net assets (gross of expenses except any interest accrued in respect of Additional Assets) of the Managed Assets (exclusive of the Additional Assets), computed as described in the Fund’s Registration Statement, pursuant to this Agreement.”

5.	Notices. The address for providing notices to TIP pursuant to Section 12 of the Money Manager Agreement is hereby amended as follows:

TIFF Investment Program, Inc.
c/o TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
W. Conshohocken, PA   19428
Attn:  General Counsel
Fax: 610-684-8080

6.	Applicable Law. Section 15 of the Money Manager Agreement is hereby amended by replacing “Commonwealth of Virginia” with “Commonwealth of Pennsylvania.”

7.	Partnership Status. A new Section 16 shall be added to the Money Manager Agreement as follows:

“16.  Partnership Status

The Manager shall notify TIP of any additions to or withdrawals of partners from the Manager within a reasonable time after such additions or withdrawals but no less frequently than annually.”

8.	Confidential Information. A new Section 17 shall be added to the Money Manager Agreement as follows:

“17.  Confidential Information

Any information or recommendations supplied by any party to this Money Manager Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the money manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.”

9.	Schedule I. Schedule I to the Money Manager Agreement is hereby deleted and replaced in its entirety with the Schedule I attached hereto.

10.
Miscellaneous.  Except as amended hereby, the Money Manager Agreement shall remain in full force and effect.  This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Money Manager Agreement.

IN WITNESS WHEREOF, each party hereto has caused this Amendment Agreement to be executed by its duly authorized officer as of the date and year first written above.

TIFF Investment Program, Inc.	Wellington Management Company, LLP

By: /s/ Tina M. Leiter	By: /s/ Sarah K. Williamson

Name: Tina M. Leiter	Name: Sarah K. Williamson

Title: Secretary	Title: Senior Vice President

SCHEDULE I TO THE
MONEY MANAGER AGREEMENT
BETWEEN
TIFF INVESTMENT PROGRAM, INC.
AND
WELLINGTON MANAGEMENT COMPANY, LLP

June 25, 2009

TIFF Investment Program, Inc. agrees, on behalf of TIFF Multi-Asset Fund, to pay Wellington Management Company, LLP for its services pursuant to the Money Manager Agreement at the following annual fee rates.

With respect to that portion of the Managed Assets comprising the global natural resource-related portfolio:

0.45% on the first $50 million of the global natural resource-related portfolio
0.40% on the next $50 million of the global natural resource-related portfolio
0.35% on the remaining assets in the global natural resource-related portfolio

With respect to that portion of the Managed Assets comprising the high yield portfolio:

0.45% on the first $50 million of the high yield portfolio
0.40% on the next $50 million of the high yield portfolio
0.35% on the remaining assets in the high yield portfolio